                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

          AMENDMENT NO. 1, dated as of July 28, 2003 (this "Amendment No. 1"), to the Credit Agreement dated as of November 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the "Credit Agreement") among Constar International Inc. (the "Borrower"), the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent (the "Administrative Agent"), JPMorgan Chase Bank, as Documentation Agent, SunTrust Bank, as Co-Documentation Agent, Deutsche Bank Securities Inc. ("DBSI") as Syndication Agent and Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.) and DBSI as Joint Lead Arrangers and Joint Bookrunners. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, pursuant to Section 9.08 of the Credit Agreement, the Borrower and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          WHEREAS, the consent of the Requisite Lenders is necessary to effect this Amendment No. 1;

          NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          Section 1.  Amendments.

          (a) Section 5.19. Article V of the Credit Agreement is hereby amended by adding a new Section 5.19 at the end of Article V as follows:

          Section 5.19 Updated Projected Financial Statements. As soon as available and in any event no later than September 2, 2003, the Borrower will furnish to each Lender and the Administrative Agent consolidated income statement, balance sheet and cash flow statement projections for the fiscal years ending 2003 through 2010, inclusive (such projections for 2003 being broken down quarterly), in form and substance reasonably satisfactory to the Administrative Agent. After delivery, these projected financial statements will be deemed to be the "Projected Financial Statements" referred to in Section 3.15(c); provided that the reference to the Effective Date in the second sentence of Section 3.15(c) shall be deemed a reference to the Effective Date of this Amendment No. 1.

          (b) Section 6.15: Total Leverage Ratio. Section 6.15 of the Credit Agreement is hereby amended by deleting the Test Period of June 30, 2003 and the corresponding ratio thereto and replacing them as follows:

          June 30, 2003 ..........................4.85 to 1.00

          (c) Section 6.16: Senior Leverage Ratio. Section 6.16 of the Credit Agreement is hereby amended by deleting the Test Period of June 30, 2003 and the corresponding ratio thereto and replacing them as follows:

          June 30, 2003 ..........................2.60 to 1.00

          (d) Section 9.17 of the Credit Agreement is hereby amended by replacing all references to "SSB Direct" in such Section with "Fixed Income Direct", replacing references to the web address oploanswebadmin@ssmb.com in such Section to oploanswebadmin@citigroup.com and deleting paragraph (b) of such Section and replacing it with the following:

               (b) Each Loan Party further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks, Fixed Income Direct or a substantially similar electronic transmission systems (the "Platform"). Each Loan Party acknowledges that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution.

          Section 2. Representations and Warranties. The Borrower represents and warrants to the Lenders, as of the date hereof and as of the Effective Date, that:

          (a) The execution and delivery of this Amendment No. 1 by the Borrower has been duly authorized.

          (b) Neither the execution or delivery by the Borrower of this Amendment No. 1, nor compliance by it with the terms and provisions hereof, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which its Subsidiaries' property or assets is bound or to which the Borrower or any of its Subsidiaries may be subject, including without limitation the Credit Agreement, or (iii) will violate any provision of the Borrower's certificate of incorporation or by-laws or the certificate of incorporation or bylaws (or equivalent organizational or other charter documents) of any of its respective Subsidiaries.

          (c) Before and after giving effect to this Amendment No. 1, the representations and warranties set forth in the Credit Agreement, are true and correct in all respects with the same effect as if made on the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (d) At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

          Section 3. Conditions to Effectiveness. This Amendment No. 1 shall become effective on the date (the "Effective Date") on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement):

          (a) The Administrative Agent (or its counsel) shall have received from Lenders constituting the Required Lenders and each of the other parties hereto either (i) a counterpart of this Amendment No. 1 signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment No. 1) that such party has signed a counterpart of this Amendment No. 1;

          (b) The Administrative Agent shall have received reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower in connection with this Amendment No. 1 or any Loan Document;

          (c) The Borrower shall have paid to the Administrative Agent on behalf of each Lender executing this Amendment No. 1 an amendment fee in an amount equal to 0.125% of such Lender's outstanding Term Loans and Revolving Credit Commitments; and

          (d) All corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and their counsel.

          Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses incurred by it in connection with this Amendment No. 1, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

          Section 5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          Section 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 7. Headings. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


                                   CONSTAR INTERNATIONAL INC.
                                    as Borrower

                                   By: /s/ James C. Cook
                                       ----------------------------------------
                                       Name: James C. Cook
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                   CITICORP NORTH AMERICA, INC.
                                    as Administrative Agent and as Lender

                                   By: /s/ Suzanne Crymes
                                       ----------------------------------------
                                       Name: Suzanne Crymes
                                       Title: Vice President

                                New York Life Insurance and Annuity Corporation,
                                By: New York Life Investment Management, LLC, Its Investment Manager
                                ------------------------------------------------
                                     as a Lender

                                By:  /s/ F. David Melka
                                     -------------------------------------------
                                     Name: F. David Melka
                                     Title: Vice President


                                Deutsche Bank Trust Company Americas
                                as a Lender

                                By:  /s/ M. A. Orlando
                                     -------------------------------------------
                                     Name: Marco Orlando
                                     Title: Director


                                ELF Funding Trust III,
                                By: New York Life Investment Management, LLC, As Attorney-in-fact
                                ------------------------------------------------
                                     as a Lender

                                By:  /s/ F. David Melka
                                     -------------------------------------------
                                     Name: F. David Melka
                                     Title: Vice President


                                Export Development Canada
                                as a Lender

                                By:  /s/ Robert Pelletier
                                     -------------------------------------------
                                     Name: Robert Pelletier
                                     Title: Loan Asset Manager

                                By:  /s/ Rick Bernst
                                     -------------------------------------------
                                     Name: Rick Bernst
                                     Title: Loan Portfolio Manager

                                Franklin CLO II, Limited
                                as a Lender

                                By:  /s/ Richard D'Addario
                                     -------------------------------------------
                                     Name: Richard D'Addario
                                     Title: Senior Vice President

                                   Franklin CLO III, Limited
                                   as a Lender

                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title: Senior Vice President


                                   Franklin Floating Rate
                                   Daily Access Fund
                                   as a Lender

                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title: Vice President


                                   Franklin Floating Rate Master Series
                                   as a Lender

                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title: Vice President


                                   Franklin Floating Rate Trust
                                   as a Lender

                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title: Vice President

                                   General Electric Capital Corporation
                                   as a Lender

                                   By: /s/ Moira Duncan
                                       -----------------------------------------
                                       Name: Moira Duncan
                                       Title: Sr. Risk Manager


                                   ING PRIME RATE TRUST
                                   By: ING Investments, LLC
                                        as Its Investment Manager

                                   By: /s/ Charles E. LeMieux
                                       -----------------------------------------
                                       Name: Charles E. LeMieux
                                       Title: Vice President


                                   ING SENIOR INCOME FUND
                                   By: ING Investments, LLC
                                       as Its Investment Manager

                                   By: /s/ Charles E. LeMieux
                                       -----------------------------------------
                                       Name: Charles E. LeMieux
                                       Title: Vice President


                                   ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD.
                                   By: ING Investments, LLC
                                       as Its Investment Manager

                                   By: /s/ Charles E. LeMieux
                                       -----------------------------------------
                                       Name: Charles E. LeMieux
                                       Title: Vice President


                                   JP Morgan Chase Bank
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Peter S. Predun
                                       -----------------------------------------
                                       Name: Peter S. Predun
                                       Title: Vice President

                                   SunTrust Bank
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ William Christensen
                                       -----------------------------------------
                                       Name: William Christensen
                                       Title: Vice President


                                   Katonah I, LTD.
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, L.L.C.
                                              As Manager


                                   Katonah II, LTD.
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, L.L.C.
                                              As Manager


                                   Katonah III, LTD.
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, L.L.C.
                                              As Manager


                                   Katonah IV, LTD.
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name: Ralph Della Rocca
                                       Title: Authorized Officer
                                              Katonah Capital, L.L.C.
                                              As Manager

                                   Black Diamond CLO 1998-1, Ltd.

                                   By: /s/ David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title: Director


                                   Black Diamond CLO 2000-1, Ltd.

                                   By: /s/ David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title: Director


                                   AMMC CDO I, LIMITED
                                   By: American Money Management Corp.,
                                       as Collateral Manager

                                   By: /s/ David P. Meyer
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title: Vice President


                                   AMMC CDO II, LIMITED
                                   By: American Money Management Corp.,
                                       as Collateral Manager

                                   By: /s/ David P. Meyer
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title: Vice President


                                   Canadian Imperial Bank of Commerce
                                   as a Lender

                                   By: /s/ John F. Burke
                                       -----------------------------------------
                                       Name: John F. Burke
                                       Title: Authorized Signatory

                                   Centurion CDO II, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name: Leanne Stavrakis
                                       Title: Director - Operations


                                   Centurion CDO VI, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name: Leanne Stavrakis
                                       Title: Director - Operations


                                   CSAM Funding I
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------------------
                                       Name: Andrew H. Marshak
                                       Title: Authorized Signatory


                                   Atrium CDO
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------------------
                                       Name: Andrew H. Marshak
                                       Title: Authorized Signatory


                                   First Dominion Funding I
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------------------
                                       Name: Andrew H. Marshak
                                       Title: Authorized Signatory

                                   CSAM Funding II
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Andrew H. Marshak
                                       -----------------------------------------
                                       Name: Andrew H. Marshak
                                       Title: Authorized Signatory


                                   APEX (IDM) CDO I, LTD.
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   ELC (CAYMAN) LTD.
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   ELC (CAYMAN) LTD. 1999-II
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. 1999-III
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   TRYON CLO LTD. 2000-I
                                   ---------------------------------------------
                                   as a Lender
                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   David L. Babson, & Co. Inc. As collateral
                                       Manager for:
                                   ELC (CAYMAN) LTD. 2000-I
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Glenn P. Duffy
                                       -----------------------------------------
                                       Name: Glenn P. Duffy, CPA
                                       Title: Managing Director


                                   Golden Tree High Yield Opportunities II, L.P.
                                   By: Golden Tree Asset Management, LP
                                   as a Lender

                                   By: /s/ Thomas O'Shea
                                       -----------------------------------------
                                       Name: Thomas O'Shea
                                       Title: Analyst

                                   Golden Tree Loan Opportunities I, Limited
                                   By: Golden Tree Asset Management, LP
                                   as a Lender

                                   By: /s/ Thomas O'Shea
                                       -----------------------------------------
                                       Name: Thomas O'Shea
                                       Title: Analyst

                                Golden Tree High Yield Opportunities I, L.P.
                                By: Golden Tree Asset Management, LP
                                as a Lender

                                By: /s/ Thomas O'Shea
                                    --------------------------------------------
                                    Name: Thomas O'Shea
                                    Title: Analyst


                                Natexis Banques Populaires
                                ---------------------------------------------
                                as a Lender

                                By: /s/ Yosmery D. Ortega
                                    --------------------------------------------
                                    Name: Yosmery D. Ortega
                                    Title: Associate

                                By: /s/ William J. Burke
                                    --------------------------------------------
                                    Name: William J. Burke
                                    Title: Vice President


                                Harbourview CLO IV, LTD.
                                ------------------------------------------------
                                as a Lender

                                By: /s/ Bill Campbell
                                    --------------------------------------------
                                    Name: Bill Campbell
                                    Title: Manager


                                Oppenheimer Senior Floating Rate Fund
                                ------------------------------------------------
                                as a Lender

                                By: /s/ Bill Campbell
                                    --------------------------------------------
                                    Name: Bill Campbell
                                    Title: Manager


                                Sequils - Centurion V, Ltd.
                                By: American Express Asset Management Group Inc. as Collateral Manager
                                ------------------------------------------------
                                as a Lender

                                By: /s/ Leanne Stavrakis
                                    --------------------------------------------
                                    Name: Leanne Stavrakis
                                    Title: Director - Operations

                                   Stanfield CLO Ltd.
                                   By: Stanfield Capital Partners LLC
                                   as its Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner


                                   Stanfield Carrera CLO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                   as its Asset Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner


                                   Hamilton CDO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                   As its Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner


                                   Stanfield Quattro CLO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                   As its Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner

                                   Stanfield/RMF Transatlantic CDO Ltd.
                                   By: Stanfield Capital Partners LLC
                                   as its Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner


                                   Stanfield Arbitrage CDO, Ltd.
                                   By: Stanfield Capital Partners LLC
                                   as its Collateral Manager
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner


                                   SunAmerica Senior Floating Rate Fund Inc.
                                   By: Stanfield Capital Partners LLC
                                   as subadvisor
                                   ---------------------------------------------
                                   as a Lender

                                   By: /s/ Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title: Partner